UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 11, 2020
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2020, Tupperware Brands Corporation (the “Company”) adopted the Tupperware Brands Corporation Executive Severance Pay Plan (the “Executive Severance Plan”), effective November 16, 2020. The Executive Severance Plan is applicable to all officers, as defined under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Exchange Act rules, all executive vice presidents, and all senior vice presidents (senior vice presidents, together with Section 16 officers and executive vice presidents, collectively, “Eligible Officers”, and each an “Eligible Officer”). In addition, the following are the key terms of the Executive Severance Plan:

•Eligibility: In order to be eligible to receive severance payments pursuant to the Executive Severance Plan, the Eligible Officer must have been terminated without cause.
•Level of Cash Severance: For the Chief Executive Officer, 2x base salary (equivalent of 104 weeks), and for all other Eligible Officers, 1x base salary (equivalent of 52 weeks), paid in the form of salary continuance (and not in a lump sum).
•Pro-Rated Bonus: Eligible to receive a pro-rated annual bonus for any completed or partial bonus plan year worked up to date of termination, based on the actual achievement of performance metrics, with the bonus to be paid at the normal payment date or dates.
•Health and Welfare Benefits: Entitled to elect to receive COBRA coverage, but required to pay for the full cost of such coverage.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	November 13, 2020	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary